UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/12/2010

InSite Vision Incorporated
(Exact name of registrant as specified in its charter)

Commission File Number:  0-22332

Delaware	94-3015807
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

965 Atlantic Ave.
Alameda, California 94501
(Address of principal executive offices, including zip code)

510-865-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    Compensatory Arrangements of Certain Officers

    On March 12, 2010, the Stock Plan and Compensation Committee of the Board of Directors of InSite Vision, Inc. (the "Company") approved bonuses for performance in fiscal year 2009 for each of the Company's named executive officers as follows: $71,400 for Louis Drapeau, Interim Chief Executive Officer, Vice President and Chief Financial Officer, and $55,388 for Lyle M. Bowman, Ph.D., Vice President, Development.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSITE VISION INCORPORATED

Date: March 17, 2010	By:	/s/ Louis Drapeau
Louis Drapeau
Interim Chief Executive Officer, Vice President and Chief Financial Officer